SCHEDULE 14C INFORMATION

        INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                           Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Information Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14c-5(d)(2))
[X]  Definitive Information Statement

--------------------------------------------------------------------------------

                          THE INDUSTRY LEADERS FUND(R)

                (Name of Registrant as Specified In Its Charter)

   (Name of Person(s) Filing Information Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

         [X] No fee required.

         [ ] Fee  computed on table below per  Exchange  Act Rules  14c-5(g) and
0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

--------------------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

         (3) Filing Party:

--------------------------------------------------------------------------------

         (4) Date Filed:

--------------------------------------------------------------------------------

                          THE INDUSTRY LEADERS FUND(R)
                           104 SUMMIT AVENUE - BOX 80
                          SUMMIT, NEW JERSEY 07902-0080

                                   MAY 6, 2004


Dear Shareholder:

A Special Meeting of Shareholders of The Industry Leaders Fund (the "Fund") will be held on May 20, 2004 at the offices of K Road Ventures, 330 Madison Avenue, 25th Floor, New York, NY 10017, commencing at 11:30 a.m., Eastern time.

At this Special Meeting, shareholders of the Fund will be asked to consider and vote upon two matters. These proposals - each of which is described in detail in the document you now hold - are the election of six Trustees and a proposal to approve a new investment advisory agreement with the Adviser, which agreement will not change the fee payable to the Adviser, increase expenses borne by the Fund or diminish the services provided to the Fund by the Adviser. You are welcome to join us at the Special Meeting to cast your votes in person. You should be aware, however, that, as of April 16, 2004 (the "Record Date"), over 85% of the shares of The Industry Leaders Fund were held, beneficially or of record, by officers of the Fund and the Adviser or members of their immediate families, and, for this reason, the Fund's management believes that each of the proposals will be approved. Accordingly, you are not being asked for a proxy and you are requested not to send a proxy. While the outcome of the shareholder vote that will be conducted at the Special Meeting is not in doubt, we urge you to read the accompanying Information Statement and retain it for future reference. We also invite you to contact the Fund if you have any questions about the matters described in this Information Statement or about the Fund.

As always, we appreciate your continued confidence in the Industry Leaders Fund and your continued support.


                                                                  Gerry Sullivan
                                                                       President
                                                           Industry Leaders Fund

                          THE INDUSTRY LEADERS FUND (R)

            104 SUMMIT AVENUE - BOX 80, SUMMIT NEW JERSEY 07902-0080

                   INFORMATION STATEMENT AND NOTICE OF MEETING

                                   MAY 6, 2004



TO THE SHAREHOLDERS:

A Special Meeting ("Special Meeting") of shareholders of The Industry Leaders Fund (the "Fund") will be held on May 20, 2004, at the offices of K Road Ventures, 330 Madison Avenue, 25th Floor, New York, NY 10017 AT 11:30 A.M., EASTERN TIME

At the Special Meeting, shareholders of the Fund will be asked:

         (1)      To elect six trustees to the Fund's Board of Trustees; and

         (2) To approve a new investment advisory agreement between the Fund and Claremont Investment Partners, LLC.

As of April 16, 2004, the "Record Date," over 85% of the shares of the Fund were held, beneficially or of record, by officers of the Fund and the Adviser or members of their immediate families, and, for this reason, the Fund's management believes that each of the proposals will be approved. ACCORDINGLY, WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. Shareholders of record on the Record Date ("Record Owners") of the Fund are entitled to attend, and vote their shares at the Special Meeting. This Statement of Information was mailed to Record Owners on or about May 6, 2004



--------------------------------------------------------------------------------
Gerry Sullivan                               Travis Gering
President                                    Secretary
Industry Leaders Fund                        Industry Leaders Fund
--------------------------------------------------------------------------------




             THE DATE OF THIS INFORMATION STATEMENT IS MAY 6, 2004.
                         THIS IS NOT A PROXY STATEMENT.

                            THE INDUSTRY LEADERS FUND
                           104 Summit Avenue - Box 80
                              Summit, NJ 07902-0080

                              INFORMATION STATEMENT

This Information Statement is being furnished to the shareholders of the Industry Leaders Fund in connection with the Special Meeting. The Fund, an open-end management investment company registered under the Investment Company Act of 1940, (the "1940 Act"), was established as a Delaware statutory trust on December 13, 1995.

Shareholders of the Fund as of April 16, 2004 (the "Record Date") are entitled to vote at the Special Meeting. As of the Record Date, the Fund had 701,566.216 shares outstanding, of which 623,465,366 were held by officers of the Fund and the Adviser or members of their immediate families (collectively "Majority Shareholders"). The presence of the holders of at least 50% of the Record Date Shares of the Fund shall constitute a quorum for the purpose of conducting the business at the Special Meeting. Election of each nominee as a Trustee requires the approval of the holders of a "majority of the outstanding voting shares" of the Fund. Under the 1940 Act, this term means the lesser of (i) 67% o the outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding voting securities. Persons and groups known by management to own beneficially 5% or more of the Record Date Shares are listed above.

Copies of the Fund's most recent Annual Report to Shareholders, dated June 30, 2003, and most recent Semi-Annual Report, dated December 31, 2003, have been previously delivered to shareholders of the Fund. Shareholders of the Fund may obtain additional copies of such reports without charge by writing to the Fund at 104 Summit Avenue - Box 80, Summit, NJ 07902-0080 or by calling toll free 1-866-459-2772.


                        PROPOSAL 1: ELECTION OF TRUSTEES

BACKGROUND. Although day-to-day management of the Fund is the responsibility of the Fund's officers, the Fund's Board of Trustees ("Board") has overall responsibility for overseeing the business affairs of the Fund, including responsibility for electing the Fund's officers, oversight of the Fund's investment policies and practices and establishing policies and procedures appropriate for the Fund's operations. One of the purposes for which the Special Meeting has been called is to elect six trustees to the Fund's Board.

The names of those individuals who are standing for election to the Board (collectively, "Nominees") together with their principal occupations and business affiliations of each during the past five years, is set forth in the table below. As indicated in the table, two of the Nominees - Mr. Richard Wellbrock and Mr. Brendan Sachtjen currently serve on the Fund's Board; and each has served in this capacity since April 12, 2004. All of the Nominees are individuals who are not "interested persons" of the Fund within the meaning of the 1940 Act and, if elected at the Special Meeting, will serve as the Fund's "independent trustees." If elected at the Special Meeting, each nominee has agreed to serve as a Trustee and each will assume his office immediately following the Special Meeting and will hold office until his resignation or removal.

                                                                        NUMBER OF
                                                                       PORTFOLIOS       OTHER
                                                    PRINCIPAL           IN FUND     DIRECTORSHIPS
                              POSITION(S)         OCCUPATION(S)         COMPLEX        HELD BY
NAME, ADDRESS, AND AGE       HELD WITH TRUST    DURING PAST 5 YEARS     OVERSEEN       TRUSTEE*
----------------------       ---------------  -----------------------  ----------   -------------
Richard Wellbrock**          Chairman of      Chairman of the Hilltop  N/A - Only       None
27 Tall Timbers              the Board of     Community Bank in        one
Watchung, NJ 07069           Trustees         Summit, NJ; Vice-        portfolio
Born: 6/24/1937                               Chairman of the Raritan  in "Fund
                                              Valley Community         Complex"
                                              College; Vice-Chairman
                                              of the New Jersey
                                              Council of Community
                                              Colleges; Private Real
                                              Estate Investor.

Brendan Sachtjen             Trustee          Senior Vice President,   N/A - Only       None
34 Tanglewylde Ave.                           Webster Bank; Senior     one
Bronxville, NY 10708                          Vice President,          portfolio
Born:  12/28/1959                             Independence Community   in "Fund
                                              Bank; Senior Vice        Complex"
                                              President KeyBank
                                              Corporate Lending
                                              Group.

Chris Landsberg              N/A              Vice President, GFI      N/A - Only       None
155 East 91st St.                             Group, Inc. (interbank   one
New York, NY 10128                            broker)                  portfolio
Born:  12/9/1960                                                       in "Fund
                                                                       Complex"


Eric Mollman                 N/A              Telecom Consultant, NH   N/A - Only       None
17 Oak Knoll Rd.                              II, LLC; Vice            one
Summit, NJ 07901                              President Finance,       portfolio
Born:  8/17/1960                              Neoworld                 in "Fund
                                              Communications, Inc.     Complex"
                                              (wireless telecom
                                              company); Senior Vice
                                              President / Managing
                                              Director / Head of
                                              High Yield Research,
                                              Banc One Capital
                                              Markets

Robert Wellbrock**           N/A              Private Real Estate      N/A - Only       None
28 Fairway Drive                              Investor; Member of      one
Green Brook, NJ  08812                        the Graduate School      portfolio
Born:  10/28/1946                             Tax Faculty, Fairleigh   in "Fund
                                              Dickenson University;    Complex"
                                              Financial Officer,
                                              Vemics, Inc. (computer
                                              software company);
                                              Vice President-Taxes,
                                              American Standard
                                              Companies, Inc.
                                              (global diversified
                                              manufacturing)

Peter P. Schaffer            N/A              Financial                N/A - Only       None
193 Mountain Ave.                             Director/CFO, AT&T       one
Summit, NJ 07901                              Finance                  portfolio
Born:  5/15/1962                                                       in "Fund
                                                                       Complex"


* The information in this column relates only to directorships in companies required to file certain reports with the SEC under the various federal securities laws.
**  Richard Wellbrock and Robert Wellbrock are brothers.

The table below sets forth the extent of each Nominee's beneficial interest in shares of the Fund as of December 31, 2003. Members of the Board are not required to contribute to the capital of the Fund or hold shares of a Portfolio.

        ---------------------------------------------------------------------
        NOMINEE                               BENEFICIAL OWNERSHIP*
        ---------------------------------------------------------------------
        Richard Wellbrock                       $10,001 - $50,000
        ---------------------------------------------------------------------
        Brendan Sachtjen                           $1 - $10,000
        ---------------------------------------------------------------------
        Chris Landsberg                         $50,001 - $100,000
        ---------------------------------------------------------------------
        Eric C. Mollman                         $50,001 - $100,000
        ---------------------------------------------------------------------
        Robert Wellbrock                               None
        ---------------------------------------------------------------------
        Peter P. Schaffer                              None
        ---------------------------------------------------------------------

        * For purposes of this table, beneficial interest includes any direct or indirect pecuniary interest in securities issued by the Fund and includes shares of the Fund held by members of a nominee's immediate family.


GOVERNANCE MATTERS.

Compensation. For their service on the Board, each member of the Board currently receives $100 per Board meeting. Neither Richard Wellbrock nor Brendan Sachtjen was a member of the Board of Trustees during the fiscal year ended June 30, 2003.

Audit Committee. The Board has established an Audit Committee, which is responsible for overseeing the audit process and providing assistance to the full Board in fulfilling its responsibilities as they relate to fund accounting, tax compliance and the quality and integrity of the Trust's financial reports. The Audit Committee held two meetings during the fiscal year ended June 30, 2003 and one meeting during the current fiscal year. Mr. Richard Wellbrock and Mr. Brendan Sachtjen currently serve on the Audit Committee.

Nominating Committee; Nomination Process. Mr. Richard Wellbrock and Mr. Brendan Sachtjen currently serve on the Nominating Committee. First established in 2004, the Nominating Committee held one meeting during the Fund's current fiscal year. In accordance with its charter, the Nominating Committee is responsible for evaluating and nominating individuals to serve on the Fund's Board and will consider candidates recommended by shareholders of the Fund. A copy of the charter is attached to the Information Statement as Appendix A. The process by which shareholders may submit recommendations to the Nominating Committees is summarized under the heading "Other Matters" in this Information Statement.

Each of the Nominees other than Mr. Richard Wellbrock and Mr. Brendan Sachtjen were proposed as candidates for service on the Fund's Board by the Majority Shareholders. This proposal was received and considered by the Nominating Committee at a meeting held on April 15, 2004. In considering and approving the nomination of these individuals (collectively, "Shareholder Candidates"), the Nominating Committee received information regarding: (i) the backgrounds and qualifications of the Shareholder Candidates; (ii) the status of the Shareholder Candidates as individuals who are not "interested persons" of the Fund or Claremont; (iii) the willingness of the Shareholder Candidates to serve on the Fund's Board; and (iv) applicable provisions of the 1940 Act.

Prior to the establishment of the Nominating Committee, the nomination of candidates for service on the Fund's Board was the responsibility of those members of the Board who are not "interested persons" of the Fund or Claremont within the meaning of the 1940 Act. Both Mr. Richard Wellbrock and Mr. Brendan Sachtjen were proposed as candidates for service on the Fund's Board by the Majority Shareholders prior to the establishment of the Nominating Committee. In considering and approving the nomination of Mr. Richard Wellbrock and Mr. Brendan Sachtjen, the responsible members of the Board received information regarding: (i) the backgrounds and qualifications of the Shareholder Candidates;

(ii) the status of Mr. Richard Wellbrock and Mr. Brendan Sachtjen, as individuals who are not "interested persons" of the Fund or Claremont; (iii) the willingness of the Shareholder Candidates to accept appointment to the Board upon the occurrence of a vacancy; (iv) the likelihood that applicable provisions of the 1940 Act would require that a meeting of the Fund's shareholders would be required following the appointment of Mr. Richard Wellbrock and Mr. Brendan Sachtjen to the Board; and (v) the intention of the Majority Shareholders to propose additional candidates for Board service. Based on such information, the nomination of Mr. Richard Wellbrock and Mr. Brendan Sachtjen, was approved. The Board similarly approved the appointment of Mr. Richard Wellbrock and Mr. Brendan Sachtjen, and such appointment became effective on April 12, 2004. The resignations of all of the Trustees other than Mr. Richard Wellbrock and Mr. Brendan Sachtjen were effective on April 12, 2004.

The Board of Trustees held four meetings during the fiscal year ended June 30, 2003. Neither of the incumbent Board members was a member of the Board of Trustees during the fiscal year ended June 30, 2003. Security holders can contact any of the Fund's Trustees by writing to them c/o Claremont Investment Partners, LLC, 104 Summit Ave. - Box 80, Summit, NJ 07902-0080.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
               VOTE "FOR" THE ELECTION OF EACH NOMINEE AS TRUSTEE

          PROPOSAL 2: APPROVAL OF CLAREMONT INVESTMENT PARTNERS, LLC AS THE FUND'S INVESTMENT ADVISER, AND APPROVAL OF AN INVESTMENT ADVISORY AGREEMENT WITH CLAREMONT INVESTMENT PARTNERS, LLC.

SUMMARY. Under the 1940 Act, an investment advisory agreement - such as the agreement pursuant to which Claremont currently provides investment advisory services to the Fund - automatically terminates in the event of its assignment. For purposes of the 1940 Act, a change in those persons who control a fund's investment adviser may be deemed an assignment of an investment advisory agreement.

Claremont, which has served as the Fund's investment adviser since the inception of the Fund, is organized as a limited liability company under the laws of the state of Delaware. Currently, Claremont has outstanding both preferred and common stock, with each class owned by different persons. Since the commencement of Claremont's operations in 1996, voting control of the company has been vested in the holders of Claremont's preferred shares. Claremont's stockholders have determined to restructure the company. Following the restructuring, the holders of the company's common stock will be vested with voting control of Claremont.

Counsel has advised Claremont that this change in the ownership of Claremont's voting securities may result in the termination of the investment advisory agreement ("Current Agreement") between the Fund and Claremont. In order to ensure the continuity of the Fund's management, shareholders of the Fund will be asked at the Special Meeting formally to approve a new investment advisory agreement ("New Agreement") between Claremont and the Fund. Except for its inception date, the terms of the New Agreement are substantially the same as those of the Current Agreement; in particular, compensation payable to Claremont for its investment advisory services is unchanged in the New Agreement. The language in Section 5, 6 and 9 of the New Agreement has been modified for clarification purposes as follows: Section 5 has been modified to eliminate reference to "a plan adopted pursuant to Rule 12b-1 under the 1940 Act" as no such plan exists; Section 6 has been changed to add more detail regarding the process by which the management fee is calculated; and Section 9 has been revised to clarify the fact that continuation of the Agreement is subject to required Board approval. A copy of the New Agreement appears in Appendix B.

DESCRIPTION OF THE CURRENT AGREEMENT AND THE NEW AGREEMENT. Under both the Current Agreement and the New Agreement, Claremont is responsible for the continuous review of the Fund's portfolio of securities and investments in accordance with its proprietary investment process and coordination of the Fund's other service providers to ensure proper maintenance of the Fund's books and records, as well as computation of the net asset value. Both the Current and the New Agreement provide that Claremont will be responsible for all expenses incurred in the operation of the Fund except for fees payable under the Fund's Administration Agreement and Shareholder Servicing Plan (as described below), advisory fees payable to Claremont and a plan (if any) adopted pursuant to Rule 12b-1 under the 1940 Act.

Both the Current Agreement and the New Agreement provide that that Claremont will not be liable for any act or omission in connection with the services that it provides to the Fund or its reckless disregard of its obligations under the agreement. Each agreement also provides that it may be terminated at any time upon 60 days' written notice, without payment of any penalty by the Board; by a vote of the majority of the outstanding voting securities of the Fund, or by Claremont. As required under the 1940 Act, each agreement also provides: (i) for its automatic termination in the event of an assignment; (ii) after an initial two year period, for its continuation from year to year provided such continuation is approved by the Independent Trustees as well as by Board or by a vote of the holders of a majority of the outstanding shares of the Fund; and
(iii) that it may be terminated without penalty by either party on 60 days' written notice. Both agreements also reserve Claremont's rights with respect to its proprietary investment process.

The Current Agreement was approved by the Fund's initial shareholder on January 20, 1999 and was last approved by the Fund's Board on December 10, 2003. As more fully described below, the New Agreement was considered and approved by the Fund's Board and a majority of its Independent Trustees on April 15, 2003. If approved at the Special Meeting, the New Agreement will continue in effect for an initial period of one year and from year to year thereafter, provided that its continuance is specifically approved annually.

BOARD CONSIDERATION OF THE NEW AGREEMENT. On April 15, 2004, the Board, including a majority of those Trustees ("Independent Trustees") who are not "interested persons" of the Trust within the meaning of the Investment Company Act, determined to approve the New Agreement.

In considering and approving the New Agreement, the Board gave substantial weight to three primary factors. First, the Board desired to secure Claremont's continued services and, in particular, secure continued access to the Claremont's proprietary investment process, known as the Industry Leaders Strategy Model ("Strategy Model") as described in the Fund's prospectus. In this regard, the Board acknowledged that the Strategy Model was central to the decision of the Fund's Majority Shareholders to invest in the Fund, as well as to the Fund's organization and operation since its inception. Second, neither the approval of the New Agreement nor the restructuring of Claremont would change the manner in which the Fund is operated, alter the investment personnel responsible for day-to-day investment decisions or increase the expenses associated with an investment in the Fund. In particular, the Board acknowledged that Claremont bears all expenses incurred in the operation of the Fund other than the advisory fee and the obligations of the Trust under its Administration Agreement and Shareholder Service Plan. Third, the Board considered the performance achieved by the Fund under Claremont's stewardship since the Fund's inception, as shown in the Fund's prospectus and the most recent semi-annual report to shareholders, the experience and background of Claremont's principals in providing investment advisory service in accordance with the Strategy Model and Claremont's financial commitment to the continued operation of the Fund, including the time and expense committed to developing and revising the Strategy Model. During its deliberations, the Board was assisted by independent legal counsel.

After reviewing this information and such other matters as the Trustees considered necessary to the exercise of their reasonable business judgment, the Board unanimously concluded that the terms and conditions of the New Agreement, including the compensation payable under the New Agreement, were fair and reasonable and that, in light this determination and the factors noted above, approved the New Agreement and recommended that the Fund's shareholders vote to approve the New Agreement.

OTHER INFORMATION ABOUT CLAREMONT AND SERVICES PROVIDED TO THE FUND.

Claremont manages the Fund's investments and business affairs subject to the supervision of the Fund's Board of Trustees. Registered with the Securities and Exchange Commission as an investment adviser, Claremont has been managing the Fund in accordance with its proprietary investment process since 2001. Claremont's principal address is 104 Summit Avenue, P.O. Box 80, Summit, New Jersey 07902-0080. For its services under the Current Agreement during the Fund's fiscal years ended June 30, 2003, Claremont received a fee, calculated at the annual rate of .30% of the Fund's average daily net assets, in the amount of $12,124.

Claremont also serves as the Fund's administrator and provides services to the Fund and each of the three classes of shares currently offered by the Fund pursuant to the terms of an Administrative Services Agreement and a Shareholder Serving Plan. Services provided under the Administration Agreement include, but are not limited to, providing statistical and research data, clerical services, internal compliance, participation in the updating of the Prospectus, annual and semi-annual reports and maintaining the books and records of the Fund. Fund accounting is also included in administrative fees. During the Fund's fiscal year ended June 30, 2003, Claremont received for its services under the
Administration Agreement, fees of $11,488. Services provided under the Shareholder Servicing Plan include: establishment and maintenance of accounts and records; processing dividend and distribution payments; providing periodic reports to shareholders; responding to shareholder inquiries; and assisting in the processing of purchase, exchange and redemption requests as well as other similar services. For its services under such agreement, Claremont received $3,299 for the Fund's fiscal year ended June 30, 2003.

Claremont is controlled by RoadHouse Capital LLC ("RoadHouse Capital"), a Delaware limited liability company, which is jointly controlled by Gerald P. Sullivan and Barry F. Sullivan through two special purpose family investment entities (as defined below, the "Family Interests"). The "Family Interests" controlling RoadHouse Capital are RoadHouse Group LLC, a Delaware limited liability company, and Sullvesco NJ 1998-II LLC, a New Jersey limited liability company. Claremont, RoadHouse Capital and the Family Interests are located at 104 Summit Avenue - Box 80, Summit, New Jersey 07902-0080.


                      THE BOARD OF TRUSTEES RECOMMENDS THAT
                       SHAREHOLDERS VOTE "FOR" PROPOSAL 2

                                  OTHER MATTERS

EXECUTIVE OFFICERS. Information is given below about the Fund's executive officers.

                                             TERM OF
                            POSITION(S)   OFFICE; TERM
                             HELD WITH      SERVED IN        PRINCIPAL OCCUPATION(S)
  NAME, ADDRESS, AND AGE       TRUST          OFFICE            DURING PAST 5 YEARS
  ----------------------    -----------   ------------     -------------------------------
Gerald P. Sullivan          President,     Indefinite;     President, Chief Investment
P.O. Box 80                 Chief          Since           Officer of Claremont Investment
Summit, NJ 07902-0080       Executive      Inception of    Partners, LLC.
Age: 43                     Officer        Fund 3/17/99

Travis L. Gering            Secretary      Indefinite;     Attorney - Partner, Wuersh &
Wuersch & Gering, LLP                      Since           Gering, LLP (law firm).
11 Hanover Square,                         Inception of
19th Floor                                 Fund 3/17/99
New York, New York 10005


All officers serve at the pleasure of the Board. As of the Record Date, the Trustees and officers, individually and as a group, beneficially owned 7.34% of the outstanding shares of the Fund. In addition, each Independent Trustee, each nominee and each of their family members, does not own securities of the Manager or any person directly or indirectly controlling, controlled by or under common control with the Manager.


Independent Accountants

Since the Fund's inception, McCurdy and Associates, CPA's ("Prior Auditor") has served as the Fund's independent accountant in accordance with Section 32(a) of the 1940 Act. On February 15, 2004, the Fund was informed that the McCurdy Firm had agreed to certain transactions that would effectively result in the consolidation of the business of the Prior Auditor with another auditing concern and the dissolution of the McCurdy Firm and, accordingly, that the McCurdy Firm intended to resign as the Fund's independent auditor. At a meeting on April 15, 2004, and in accordance with Section 32(a)(2) of the 1940 Act, the Fund's Audit Committee and the Board: (i) determined to accept the resignation of the McCurdy Firm; and (ii) resolved to approve Cohen McCurdy, Ltd., to serve as the Fund's independent accountant with respect to the Fund's fiscal year ending June 30, 2004.

At no point in the past two years did McCurdy's accountant's report on the Fund's financial statements contain any adverse opinion or disclaimer of opinion, and no such reports were qualified or modified as to uncertainty, audit scope, or accounting principles. During the Fund's two most recent fiscal years and the subsequent interim period, there were no disagreements with McCurdy on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services by the McCurdy Firm for the audit of the Fund's annual financial statements were $16,296 and $19,731 for the fiscal years ended June 30, 2002 and June 30, 2003, respectively.*

Audit-Related Fees: The aggregate fees billed for each of the last two fiscal years for assurance and related services by the McCurdy Firm that are reasonably related to the audit of the Fund's annual financial statements, but not reported above, were $0 and $0 for the fiscal years ended June 30, 2002 and June 30, 2003, respectively.*

Tax Fees: The aggregate fees billed for each of the last two fiscal years for professional services by the McCurdy Firm for the tax advice, tax compliance and tax planning were $650 and $280 for the fiscal years ended June 30, 2002 and June 30, 2003, respectively.*

All Other Fees: The aggregate fees billed for each of the last two fiscal years for products and services by the McCurdy Firm other than those listed above were $3,658 and $3,110 for the fiscal years ended June 30, 2002 and June 30, 2003, respectively.*

*All audit fees for the Fund are paid by Claremont Investment Partners, LLC.


General Matters Under Delaware Law. As a Delaware statutory trust, the Fund is not required, and currently does not intend, to hold meetings of shareholders except as required by the Investment Company Act or other applicable law. The Investment Company Act requires initial shareholder approval of the investment advisory agreement, election of Trustees and, if the Fund holds an annual meeting, ratification of the Board's selection of the Fund's independent public accountants. Under certain circumstances, the law provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more Trustees. Although the Fund does not anticipate that regulator meetings of its shareholders will be held, shareholders may submit proposals that will be considered for submission to shareholders at such meeting. Any such proposal must be received at least 120 days before proxy statements prepared in connection with such a meeting are forwarded to shareholders. To the extent required by law, the Fund will assist in shareholder communication in such matters.

Shareholders wishing to recommend individuals for consideration by the Nominating Committee should send their recommendations to the Board of Trustees, c/o the Adviser, Claremont Investment Partners, LLC, 104 Summit Ave. - Box 80, Summit, NJ 07902-0080. The Nominating Committee receives, reviews, evaluates and maintains files of individuals qualified to be recommended as nominees for election as Independent Trustees. Such evaluation includes a review of the individuals' status as an "interested person" of the Fund under the 1940 Act as well as the effect of any relationship beyond those delineated in the 1940 Act that might impair independence. The specific qualifications the Nominating Committee seeks in candidates are based on the needs of the Board at the time of nomination. The Nominating Committee assesses shareholder recommendations in the same manner in which it reviews any other candidates.

Holders of 5% of Shares on Record Date. The table below shows the name and address of record of each person known to the Fund to hold, as of record or beneficially, 5% or more of shares of the Fund as of the Record Date.

---------- ------------------------------------------------------------------------ -----------------
CLASS      NAME AND ADDRESS                                                         PERCENTAGE OWNED
---------- ------------------------------------------------------------------------ -----------------
D & I      NATIONAL FINANCIAL SERVICES LLC                                          65.10%
           (BENEFICIALLY FOR BARRY F. SULLIVAN)
           200 LIBERTY STREET
           ONE WORLD FINANCIAL CENTER
           NEW YORK, NY 10281
---------- ------------------------------------------------------------------------ -----------------
D, I & L   GERALD P. SULLIVAN                                                       6.98%
           TRUSTEE FOR MARGARET M, ALLISON J. AND JOHN A. SULLIVAN
           104 SUMMIT AVE - BOX 80
           SUMMIT, NJ 07902-0080
---------- ------------------------------------------------------------------------ -----------------
L          NOBLE O. CARPENTER, JR.                                                  6.81%
           TRUSTEE FOR NOBLE O. III, NICOLE A., EDWARD D. AND AUDREY A. CARPENTER
           18 HAWTHORNE ROAD
           BRONXVILLE, NY 10708
---------- ------------------------------------------------------------------------ -----------------
L          DR. SCOTT J. SULLIVAN, M.D.                                              6.73%
           TRUSTEE FOR MELISSA A., MATTHEW A. AND MICHAEL B. SULLIVAN
           4 DEWART ROAD
           GREENWICH, CT 06830
---------- ------------------------------------------------------------------------ -----------------

By Order of the President

                                                                       EXHIBIT A

                            THE INDUSTRY LEADERS FUND
                                  (THE "FUND")

                          NOMINATING COMMITTEE CHARTER

NOMINATING COMMITTEE MEMBERSHIP

The Nominating Committee (the "Committee") shall be composed entirely of independent trustees of the Fund ("Independent Trustees"), all of whom are "disinterested" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), in such number as may be determined from time to time by the Board.

MISSION

The Committee's mission is to promote the effective participation of qualified individuals as Independent Trustees on the Board of Trustees and Committees of the Board.

FUNCTIONS

1. The Committee shall be responsible for the nomination of individuals for election as Independent Trustees. The Committee shall ascertain such qualifications for candidates as it deems appropriate based on the needs of the Board at the time of the nomination.

2. The Committee shall present its nominations to the Board of Trustees to fill vacancies or to stand for election by shareholders.

3. The Committee may make recommendations to the Board of Trustees regarding trustees to be selected for membership on the various
         Committees of the Board, provided that the Board shall maintain responsibility for committee appointments, including appointment to the Nominating Committee.

4. The Committee shall review shareholder recommendations for Independent Trustees. The Committee will evaluate individuals so recommended in the same manner it reviews its own candidates. A shareholder nomination for Independent Trustee may be submitted to the Trust by sending the nomination directly to the Board of Trustees, via the Adviser. Any changes to the shareholder nomination procedures shall be approved by the Board of Trustees, including a majority of its Independent Trustees, and reported on the Trust's next filing on Form N-CSR.(1)

GOVERNANCE MATTERS

1. Any vacancy in the membership of the Committee shall be filled by the Board of Trustees from among the Independent Trustees of the Board.

2. At all meetings of the Committee a majority of the members of the Committee shall constitute a quorum for the transaction of business. The Board may designate one or more Independent Trustees as alternate

----------
(1) In accordance with 17 CFR ss. 240.14a-101, if, at least 120 days prior to the issuance of any proxy statement, the nominating committee receives a recommended nomination from a security holder who has held more than 5% of the Fund's shares for at least one year, such proxy statement will include an identification of the candidate and the security holder making the recommendation, as well as disclosure as to whether the Nominating Committee has chosen to nominate that candidate (as long as written consent of those parties is received).

         members of the Committee who may replace any absent or disqualified member at any meeting of the Committee or for the purpose of any written action by the Committee.

3. The Committee shall keep, or cause to be kept, adequate minutes of all actions taken at each meeting thereof and shall report to the Board of Trustees any and all actions taken by the Committee. The Committee shall keep, or cause to be kept, such records of those individuals considered for nomination as it may deem necessary or appropriate in light of its, and the Board's, responsibilities with respect to the selection of nominees.

4. The Committee shall meet as may be provided from time to time by resolution duly adopted by the Board of Trustees or upon call of the Chairman of the Committee.

5. At each meeting of the Board of Trustees, the minutes of the meeting of the Committee held since the last Board of Trustees' meeting shall be reviewed.

6. The Committee and each member thereof shall serve at the pleasure of the Board of Trustees.

7. The Committee may meet either in person or by telephone and may act by unanimous written consent.

OTHER POWERS AND RESPONSIBILITIES

7. The Committee shall have the resources and authority appropriate to discharge their responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Fund.

8. The Committee may periodically review this Charter and recommend any changes to the full Board of Trustees.

ADDITIONAL MATTERS

1.       Any  nominations  of  "interested  Trustees"  (as  defined  in  Section
         2(a)(19) of the 1940 Act may be considered by the entire Board of Trustees.



Adopted: April 15, 2004

                                                                       EXHIBIT B


                            INDUSTRY LEADERS(R) FUND

                         INVESTMENT MANAGEMENT AGREEMENT

May 20, 2004

Claremont Investment Partners(R) LLC
104 Summit Avenue, Box 80
Summit, NJ 07901


Ladies and Gentlemen:

Industry Leaders(R) Fund, a Delaware business trust (the "Trust"), is an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). A list of the Trust's current series and classes is attached hereto as Exhibit A.

Each series of the Trust invests and reinvests its assets in a portfolio of securities and investments. The Trust hereby engages you to act as its investment manager for each series of the Trust authorized now or in the future subject to the terms and conditions of this Management Agreement (this "Agreement"). SECTION 1. Investment Management Services.

You shall use your staff and other facilities to conduct and maintain a continuous review of each series' portfolio of securities and investments, and shall advise and assist each series of the Trust with respect to the selection, acquisition, holding and disposal of securities and investments. In so doing, you shall be guided by the investment objectives and policies of each series delineated and limited in documents filed with the U.S. Securities and Exchange Commission (the "Commission"), by policies adopted by the Board of Trustees of the Trust (the "Board") and by the provisions of the 1940 Act and the rules thereunder, so that at all times the Trust shall be in compliance with its policies and the provisions of the 1940 Act. The Trust agrees to supply you with copies of all such documents and to notify you of any changes in its investment objectives, policies and restrictions.

In rendering services to the Trust pursuant to this Agreement, you may employ, retain or otherwise avail yourself of the services or facilities of other persons or organizations for the purpose of providing you and/or the Trust with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities, or such other information, advice or assistance as you may deem necessary, appropriate or convenient for the discharge of your obligations under this Agreement or otherwise helpful to the Trust or in the discharge of your overall responsibilities with respect to the other accounts for which you or your affiliates serve as investment manager.

You and any person performing executive, administrative or trading functions for the Trust, whose services were made available to the Trust by you, are specifically authorized to allocate brokerage and principal business to firms that provide such services or facilities or to cause the Trust to pay a member of a securities exchange or any other securities broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange or broker or dealer would have charged for effecting that transaction if you or such person determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) provided by such member, broker or dealer, viewed in terms of either that particular transaction or your or such person's over-all responsibilities with respect to the accounts as to which you or such person exercise investment discretion.

You shall maintain a record of all the investments and securities which comprise the portfolios of each series of the Trust and shall furnish to the Board, at its regularly scheduled meetings and at such other times as the Board may reasonably request, a resume of the portfolios and report on all matters pertaining to your services as investment manager. In addition, you shall furnish the Trust with such statistical information reasonably available to you as the Board shall reasonably request.

SECTION 2.  Intellectual Property Rights

The Trust acknowledges that any and all intellectual property rights associated with the names "Industry Leaders(R) Fund", "Industry Leaders(R) Portfolio Strategy", "Industry Leaders(R) Index" and "Industry Leaders(R) Strategy Model" and any and all copyrights, trademarks, and trade names associated therewith (collectively, the "Marks") belong exclusively to you. You hereby grant to the Trust a limited-use exclusive license with respect to the right of usage of the Marks for purposes of activities related to operating and marketing an open-end mutual fund registered with the Commission under the 1940 Act. Such right is irrevocable during the term of this Agreement, but exclusive to the Trust only to the extent of the foregoing grant. The Trust agrees to comply with limitations on the use of the Marks in accordance with the 1940 Act and/or the regulations of the National Association of Securities Dealers, and the Trust shall further undertake to use reasonable efforts to ensure that Trust personnel, its distributors, service providers and its other representatives do the same. The Trust shall have the right to reproduce the Marks on documents filed with the Commission and any other Trust communications, including, but not limited to, prospectuses, business cards, letterhead stationery, and Trust marketing materials. The Trust shall not use the Marks in a disparaging manner. The Trust shall not take any action which is inconsistent with your ownership of the Marks. The Trust agrees to include correct trademark, trade name, copyright, trade secret and patent notices for the Marks on all materials and equipment where appropriate. The Trust shall not remove, alter, cover, obfuscate or otherwise deface any Mark on any promotional or advertising material used in conjunction with operation of the Trust. In addition, The Trust acknowledges and agrees that you have reserved the right to use the Marks in your own business activities and/or grant the use of the Marks to, and to withdraw such right from, any other business or other enterprise, except within the scope of the limited-use exclusive right set forth above, and that you further reserve the right to withdraw from the Trust the right to use said Marks and will withdraw such right if the Trust ceases to employ, for any reason, you, an affiliate or any successor as adviser of the Trust. In the event this Agreement is terminated: (a) by you; or (b) by the Trust for Cause (as defined below), then the Trust shall continue to have the right to use the Marks for a period of six
(6) months from the effective date of such termination. In the event this Agreement is terminated by the Trust without Cause, then the Trust's right to use the Marks shall cease sixty (60) days from the effective date of such termination. For purposes of the foregoing, "Cause" shall mean a finding by the Board, based upon reasonable evidence, that you have: (i) intentionally or repeatedly failed to perform the duties set forth in this Agreement, (ii) engaged in dishonest or willful misconduct in the performance of such duties or
(iii) willfully violated any law, rule or regulation promulgated by a government entity or agency which either singly or in the aggregate would have a materially adverse effect on the Trust.

SECTION 3. Additional Services to be Furnished.

You shall coordinate with the Trust's other service providers to assure the maintenance of the books and financial records of the Trust and shall perform such other services as are reasonably incidental to the foregoing duties, including reviewing the Trust Custodian's record keeping. You shall coordinate with the Trust's other service providers to assure the computation of the net asset value of the shares of each class of each series of the Trust (in accordance with the Trust's Prospectus and the instructions of the Board) and shall coordinate with the Trust's distributor, if any, to assure the provision of any statements with respect to the net assets of each series of the Trust and the net asset value per share of each class of each series of the Trust at such times, and in such forms, as the Trust may prescribe. You shall coordinate with other service providers to the Trust to assure the maintenance of office space reasonably suited to the Trust's ministerial operations and with its bookkeeping, internal accounting and administrative requirements, and shall permit such of your directors, officers and employees as may be elected as Trustees or officers of the Trust to serve in the capacities to which they are elected without additional compensation from the Trust. You shall also make recommendations with respect to other aspects and affairs of the Trust as from time-to-time requested by the Board. All services to be furnished by you under this Agreement may be furnished through directors, officers or employees of you or your affiliates.

In acting under this Agreement, you shall be an independent contractor and shall not be an agent of the Trust except as explicitly mandated herein. The investment policies, the administration of its business and affairs and all other acts of the Trust are and shall at all times be subject to the approval and direction of the Board.

SECTION 4. Multiple Capacities.

Nothing in this Agreement shall be deemed to prohibit you or your affiliates from acting, and being separately compensated for acting, in one or more capacities on behalf of the Trust. The Trust understands that you and your affiliates may, in the future, act as investment manager or in other capacities on behalf of other investment companies and customers. While information and recommendations you supply to the Trust shall in your judgment be appropriate under the circumstances and in light of the investment objectives and policies of the Trust, they may be different from the information and recommendations you supply to other investment companies and customers. You shall give the Trust equitable treatment under the circumstances in supplying information, recommendations and any other services requested of you, but you shall not be required to give preferential treatment to the Trust as compared with the treatment given to any other investment company or customer. Whenever you shall act in multiple capacities on behalf of the Trust, you shall maintain the appropriate separate accounts and records for each such capacity.

SECTION 5.  Payment of Expenses.

You shall assume and pay all of your own costs and expenses under this Agreement. In addition, You assume and shall pay, or reimburse the Trust for, all expenses incurred in the operation of the Trust, except for the Management fee, the Administration Fee and the Shareholder Service Fee, each as set forth in the Trust's Registration Statement, as amended from time-to-time and as filed and in effect with the Securities and Exchange Commission. In particular, but without limitation, you hereby assume and agree to bear the cost of and pay any and all of the following costs and expenses of the Trust:

     (a)  a distribution agreement, if any;

     (b)  services of independent public auditors;

     (c)  services pertaining to fund accounting and transfer agency services;

     (d)  an administrative services agreement;

     (e) the Fidelity Bond, directors and officers insurance, and any and all other insurance policies;

     (f) a custody agreement and all charges of custodians (including fees as custodian, escrow agent, for keeping books and performing portfolio valuations);

     (g)  services of legal counsel to the Trust;

     (h) any and all other agreements entered into by the Trust, to the extent permitted by the 1940 Act, related to expenses of issue, repurchase or redemption of shares, expenses of registering or qualifying shares for sale, association membership dues, dividend disbursing agents, and, to the extent not paid by third parties under one or more of the foregoing agreements,

     (i)  interest expenses incident to the Trust's existence; and

     (j) expenses of preparing, printing and distributing prospectuses and all proxy materials, reports and notices to shareholders, out-of-pocket expenses of trustees and fees of all trustees, including those who are not "interested persons", and all costs related to the foregoing, including.

SECTION 6. Compensation for Services.

Each class of Shares of the Trust will pay to you a management fee at the annualized rate set forth on Exhibit A attached hereto (the "Management Fee Rate"). The amount payable to you shall be calculated each calendar day as the product of 1/365th (except during leap years, which shall be calculated as 1/366th) of the Management Fee Rate multiplied by the respective class average daily Net Asset Value from the immediately preceding business day (each, a "Daily Calculated Fee"). The aggregate of the Daily Calculated Fees shall be payable to you in arrears on the first business day of each month with respect to the preceding month (collectively, the "Management Fee").

SECTION 7. Liability of the Investment Manager, etc.

You shall be liable for your own acts and omissions caused by your willful misfeasance, bad faith or gross negligence in the performance of your duties or by your reckless disregard of your obligations under this Agreement, and nothing in this Agreement shall protect you against any such liability to the Trust or its security holders. You shall not be liable for the acts and omissions of any agent employed by you, nor for those of any bank, trust company, broker or other person with whom, or into whose hands, any monies, shares of the Trust or securities and investments may be deposited or come, pursuant to the provisions of this Agreement. You shall not be liable for any defect in title of any property acquired, nor for any loss unless it shall occur through your own willful default. Subject to the first sentence of this section, you shall not be liable for any action taken or omitted on advice, obtained in good faith, of counsel, provided such counsel is satisfactory to the Trust.

SECTION 8. Termination of Agreement.

This Agreement may be terminated at any time, without the payment of any penalty, upon 60 days' written notice by the terminating party to the other party, by you or by the Trust, acting pursuant to a resolution adopted by its Board or by a vote of shareholders in accordance with the requirements of the 1940 Act. This Agreement shall automatically terminate in the event of its assignment. Termination shall not affect rights of the parties which have accrued prior thereto.

SECTION 9. Duration of Agreement.

Unless sooner terminated, this Agreement shall continue in effect for one year. The renewal and continuation of this Agreement shall be specifically subject to approval in accordance with the requirements of the 1940 Act by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" of you or of the Trust, cast in person at a meeting specifically called for the purpose of voting on such approval.

SECTION 10. Definitions.

The terms "assignment" and "interested person" when used in this Agreement shall have the meanings given such terms in the 1940 Act and the rules and regulations thereunder.

SECTION 11. Obligation of the Trust.

The Trust's Declaration of Trust is on file with the Secretary of the State of Delaware and notice is hereby given that this Agreement is made and executed on behalf of the Trust, and not by the Trustees or officers of the Trust individually, and the obligations of or arising out of this Agreement are not binding upon the Trustees, officers or shareholders of the Trust individually but are binding only upon the assets and property of one or more classes or series of the Trust.

SECTION 12. Concerning Applicable Provisions of Law, etc.

This Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions in this Agreement conflict with any such applicable provisions of law, the latter shall control.

SECTION 13. Counterparts.

This Agreement may be executed by any one or more of the parties in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

SECTION 14. Effective Date.

This Agreement is effective upon such date on or after its initial approval in accordance with the 1940 Act as may be agreed upon by the parties.

[Signature Page Follows]


If the foregoing correctly sets forth your understanding of our agreement, please sign where indicated below and return an executed copy of this Agreement to the Trust.


Very truly yours,

INDUSTRY LEADERS(R) FUND

By:
    -------------------------------
        Name: Gerald P. Sullivan
        Title: President

Attest:
        ---------------------------
        Name: Travis L. Gering

Accepted and agreed to as of the date first set forth above

CLAREMONT INVESTMENT PARTNERS(R)LLC

By:
    -------------------------------
        Name: Gerald P. Sullivan
        Title: President

Attest:
        ---------------------------
        Name: Travis L. Gering

                                    EXHIBIT A


Share Class     Fee
-----------     ---

     D          0.30% of average daily net assets
     I          0.30% of average daily net assets
     L          0.30% of average daily net assets